                                                                    Exhibit 99.2

                               AMENDMENT NO. 2 TO
                      FORBEARANCE AND STANDSTILL AGREEMENT


         WHEREAS, the undersigned are parties to a certain Forbearance and Standstill Agreement dated as of March 16, 2001 and amended as of April 16, 2001 (the "Forbearance Agreement";

         WHEREAS, the parties desire to extend the Forbearance Period as defined therein;

         NOW THEREFORE, the undersigned hereby agree that all references in the Forbearance Agreement to "April 30, 2001" are hereby changed to "May 8, 2001", and all references therein to the Bank Forbearance Agreement shall be deemed references to the Bank Forbearance Agreement as amended to and including the date hereof.

         IN WITNESS WHEREOF, the parties, by their duly authorized officers, have executed and delivered this Amendment as of the 30th day of April 2001.


                                        PEN HOLDINGS, INC.


                                        By:  /s/ Mark A. Oldham
                                            ----------------------------------
                                        Title:  Secretary/Treasurer
                                              --------------------------------


                                        MELLON BANK, N.A., as Agent


                                        By:  /s/ John Joseph Ligday
                                            ----------------------------------
                                        Title:  Vice President
                                              --------------------------------


                                        CIBC INC.


                                        By:  /s/ Howard Palmer
                                            ----------------------------------
                                        Title:  Executive Director
                                              --------------------------------


                                        AMSOUTH BANK


                                        By:  /s/ Rex Hamilton
                                            ----------------------------------
                                        Title:  Commercial Banking Officer
                                              --------------------------------


                                        TRAVELERS CASUALTY AND SURETY
                                        COMPANY OF AMERICA


                                        By:  /s/ Dave Sasportas
                                            ----------------------------------
                                        Title:  Vice President, Bond Claims
                                              --------------------------------